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                                                                    EXHIBIT 99.3


                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "AGREEMENT") is entered into as of October __, 1999 (the "AGREEMENT DATE") by and between Intuit Inc. a Delaware corporation ("INTUIT") and __________________________________ ("SHAREHOLDER").


                                 R E C I T A L S


         A. Intuit, Merger Sub 1, Inc., a Michigan corporation and a wholly-owned subsidiary of Intuit ("MERGER SUB 1"), Merger Sub 2, Inc., a Michigan corporation and a wholly-owned subsidiary of Intuit ("MERGER SUB 2"), Title Source, Inc., a Michigan corporation, ("COMPANY"), and Rock Financial Corporation, a Michigan corporation ("ROCK") are entering into an Agreement and Plan of Merger dated as of October 6, 1999, as such may be hereafter amended from time to time (the "PLAN") which provides (subject to the conditions set forth therein) for the merger of Merger Sub 2 with and into the Company (the "MERGER") with the Company to survive the Merger. Upon the effectiveness of the Merger, the outstanding shares of the Company's Common Stock and the "Title Option" (as defined in the Plan) will be converted into shares of the Common Stock of Intuit, all as more particularly set forth in the Plan. Capitalized terms used but not otherwise defined in this Agreement will have the same meanings ascribed to such terms in the Plan.

         B. As of the Agreement Date, Shareholder owns in the aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of shares of the Company's Common Stock set forth below Shareholder's name on the signature page of this Agreement (all such shares, together with any shares of the Company's Common Stock or any other shares of capital stock of the Company that may hereafter be acquired by Shareholder, being collectively referred to herein as the "SUBJECT SHARES"). If, between the Agreement Date and the Expiration Date (as defined herein), the outstanding shares of the Company's Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction, then the shares constituting the Subject Shares shall be appropriately adjusted, and shall include any shares or other securities of the Company issued on, or with respect to, the Subject Shares in such a transaction.

         C. As a condition to the willingness of Intuit and Merger Sub 2 to enter into the Plan, Intuit and Merger Sub 2 have required that Shareholder agree, and in order to induce Intuit and Merger Sub 2 to enter into the Plan, Shareholder has agreed to enter into this Agreement.

         The parties to this Agreement, intending to be legally bound by this Agreement, hereby agree as follows:





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1.       TRANSFER OF SUBJECT SHARES

         1.1    NO DISPOSITION OR ENCUMBRANCE OF SUBJECT SHARES.

                (A) Except as expressly provided for in the Plan in connection with the Merger, notwithstanding any other provision of this Agreement to the contrary, Shareholder will not sell, transfer, exchange, pledge, distribute or otherwise dispose of, or in any other way reduce Shareholder's risk of ownership or investment in, or make any offer or agreement relating to any of the foregoing with respect to, any of the Subject Shares or any rights, options or warrants to purchase Subject Shares during the thirty (30) day period immediately preceding the Effective Time; provided, however, that Shareholder's obligations under this Section 1.1 shall expire immediately after the Expiration Date (as defined below).

                (B) As used in this Agreement, the term "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Plan is validly terminated in accordance with its terms or (ii) the Effective Time of the Merger.

         1.2 TRANSFER OF VOTING RIGHTS. Shareholder covenants and agrees that, prior to the Expiration Date, Shareholder will not deposit any of the Subject Shares into a voting trust or grant a proxy or enter into an agreement of any kind with respect to any of the Subject Shares, except for the Proxy called for by Section 2.2 of this Agreement.

2.       VOTING OF SUBJECT SHARES

         2.1 AGREEMENT. Shareholder hereby agrees that, prior to the Expiration Date, at any meeting of the shareholders of the Company, however called, and in any action taken by the written consent of shareholders of the Company without a meeting, unless otherwise directed in writing by Intuit, Shareholder shall vote the Subject Shares:

                (i) in favor of the Merger and the Plan, the execution and delivery by the Company of the Plan and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Plan and any action required in furtherance hereof and thereof; and

                (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Plan or that would preclude fulfillment of a condition precedent under the Plan to the Company's or Intuit's or Merger Sub 2's obligation to consummate the Merger.

Prior to the Expiration Date, Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause "(i)" or "(ii)" of this Section 2.1.

         The provisions of this Section 2.1 shall not be binding on any transferee of any of the Shares to the extent that the transfer of such Shares is consummated prior to the thirty (30) day period immediately preceding the Effective Time.



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         2.2    PROXY. Contemporaneously with the execution of this Agreement,
Shareholder shall deliver to Intuit a proxy with respect to the Subject Shares in the form attached hereto as Exhibit 1, which proxy shall be irrevocable to the fullest extent permitted by law (the "PROXY").

3. APPRAISAL RIGHTS Shareholder hereby agrees not to exercise any rights of appraisal and any dissenters' rights that Shareholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with the Merger.

4.       NO SOLICITATION OR ENCOURAGEMENT

         Shareholder covenants and agrees that, during the period commencing on the date of this Agreement and ending on the Expiration Date, Shareholder shall not, directly or indirectly solicit, facilitate or encourage any offer from any person or entity concerning the possible disposition of all or any portion of the Company's business assets or capital stock by merger, sale of stock, sale of assets or other means, or any Alternative Transaction in contravention of the Plan.

5.       REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

         Shareholder hereby represents and warrants to Intuit as follows:

         5.1 DUE ORGANIZATION, AUTHORIZATION, ETC. Shareholder has all requisite power and capacity to execute and deliver this Agreement and to perform Shareholder's obligations hereunder. This Agreement has been duly executed and delivered by Shareholder and assuming due execution and delivery by Intuit, constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the rights of creditors, and (ii) general principles of equity and rules of law governing specific performance, injunctive relief and other equitable remedies.

         5.2    NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

                (A) The execution and delivery of this Agreement by Shareholder do not, and the performance of this Agreement by Shareholder will not: (i) conflict with or violate any order, decree or judgment applicable to Shareholder or by which Shareholder or any of Shareholder's properties or Subject Shares is bound or affected; or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, restriction, adverse claim, encumbrance or security interest in or to any of the Subject Shares




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pursuant to, any written, oral or other agreement, contract or legally binding commitment to which Shareholder is a party or by which Shareholder or any of Shareholder's properties (including but not limited to the Subject Shares) is bound or affected.

            (B) The execution and delivery of this Agreement by Shareholder do not, and the performance of this Agreement by Shareholder will not, require any consent under any written, oral or other agreement, contract or legally binding commitment of any third party.

     5.3 TITLE TO SUBJECT SHARES. As of the Agreement Date, Shareholder owns of record and beneficially the Subject Shares set forth under Shareholder's name on the signature page hereof and does not directly or indirectly own, either beneficially or of record, any shares of capital stock of the Company, other than the Subject Shares set forth below Shareholder's name on the signature page hereof.

     5.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

6.          COVENANTS OF SHAREHOLDER

            6.1 FURTHER ASSURANCES. From time to time and without additional consideration, Shareholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, proxies, consents and other instruments, and perform such further acts, as Intuit may reasonably request for the purpose of effectively carrying out and furthering the intent of this Agreement and the Proxy.

            6.2 LEGEND. Immediately after the execution of this Agreement, Shareholder shall instruct the Company to cause each certificate of Shareholder evidencing the Subject Shares to bear a legend in the following form:

            THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE RIGHT TO VOTE THESE SHARES ARE SUBJECT TO THE TERMS OF A VOTING AGREEMENT, DATED OCTOBER 6, 1999 (THE "VOTING AGREEMENT"), BETWEEN INTUIT INC. AND THE REGISTERED HOLDER OF THIS CERTIFICATE. THESE SHARES MAY NOT BE VOTED, SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE VOTING AGREEMENT, AS IT MAY BE AMENDED. A COPY OF THE VOTING AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. SUCH AGREEMENT IS BINDING ON ALL TRANSFEREES OF THESE SHARES.





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7.       MISCELLANEOUS

         7.1 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

         7.2 GOVERNING LAW. The internal laws of the State of Michigan (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

         7.3 ASSIGNMENT, BINDING EFFECT, THIRD PARTIES. Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Intuit may assign all or any of its rights hereunder to any wholly-owned subsidiary of Intuit. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of (i) Shareholder and Shareholder's heirs, successors and assigns and (ii) Intuit and its successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person or entity other than the parties hereto or their respective heirs, successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         7.4 SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, then the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

         7.5 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         7.6 AMENDMENT; WAIVER. This Agreement may be amended by the written agreement of the parties hereto. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement will be effective unless such waiver is set forth in a writing signed by such party. No waiver by any party of any such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

         7.7 NOTICES. All notices and other communications required or permitted under this Agreement will be in writing and shall be deemed given (1) when delivered personally, (2) on the date delivery is made if sent by commercial delivery service, (3) five business days after being mailed by certified or registered mail (postage pre-paid; return receipt requested), or
(4) on the date set via facsimile, telegraph or telex (receipt confirmed), to the following addresses or facsimile numbers (or such other addresses or facsimile numbers as any party may notify the other parties in accordance with this Section):




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                if to Shareholder:

                      at the address set forth below Shareholder's signature on the signature page hereto;


                if to Intuit:

                     If sent by registered or certified mail, to:

                     Intuit Inc.
                     Attn:  General Counsel
                     Legal Dept.
                     P.O. Box 7850
                     Mountain View, CA 94039-7850
                     Fax No. (650) 944-6622

                     If personally delivered or delivered by commercial delivery service, to:

                     Intuit Inc.
                     Attn:  General Counsel
                     Legal Dept.
                     2550 Garcia Avenue
                     Mountain View, CA 94043
                     Fax No. (650) 944-6622

         7.8 ENTIRE AGREEMENT. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party hereto unless made in writing and signed by both parties hereto. The parties hereto waive trial by jury in any action at law or suit in equity based upon, or arising out of, this Agreement or the subject matter hereof.

         7.9 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that, in addition to any other remedy to which Intuit is entitled at law or in equity, Intuit shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any California court or in any other court of competent jurisdiction.

         7.10 OTHER AGREEMENTS. Nothing in this Agreement shall limit any of the rights or remedies of Intuit or any of the obligations of Shareholder under any other agreement.





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       7.11   CONSTRUCTION. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. Unless otherwise indicated herein, all references in this Agreement to "Sections" refer to sections of this Agreement. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.















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        IN WITNESS WHEREOF, Intuit and Shareholder have caused this Agreement to be executed as of the Agreement Date first written above.



INTUIT INC.                                 SHAREHOLDER

By:____________________________________     Name:_______________________________
                                                         (Please Print)

Name:__________________________________     By:_________________________________
                                                          (Signature)

Title:_________________________________     Title:______________________________

                                            Address:____________________________

                                            Facsimile: (  )_____________________

                                            Number of Shares of Company Common
                                            Stock owned by Shareholder as of the
                                            Agreement Date: ____________













                      [SIGNATURE PAGE TO VOTING AGREEMENT]







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                                                   EXHIBIT 1 TO VOTING AGREEMENT



                                IRREVOCABLE PROXY

         The undersigned shareholder of Title Source, Inc., a Michigan corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Kristen Brown, Catherine Valentine and/or Intuit Inc., a Delaware corporation ("INTUIT"), and each of them, the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the fullest extent of the undersigned's rights with respect to (i) the shares of capital stock of the Company owned by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire after the date hereof. (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "SHARES.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares.

         This proxy is irrevocable, is coupled with an interest and is granted in connection with that certain Voting Agreement, dated as of the date hereof, between Intuit and the undersigned (the "VOTING AGREEMENT"), and is granted in consideration of Intuit entering into the Agreement and Plan of Merger, dated as of October 6, 1999, among Intuit, Merger Sub 1, Inc., a Michigan corporation that is a wholly owned subsidiary of Intuit ("MERGER SUB 1"), Merger Sub 2, Inc., a Michigan corporation that is a wholly owned subsidiary of Intuit ("MERGER SUB 2"), Rock Financial Corporation, a Michigan corporation ("ROCK"), and the Company (the "PLAN"). Capitalized terms used but not otherwise defined in this proxy have the meanings ascribed to such terms in the Plan.

         The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as defined in the Voting Agreement) at any meeting of the shareholders of the Company, however called, or in any action by written consent of shareholders of the Company:

                (i) in favor of the Merger and the Plan, the execution and delivery by the Company of the Plan, the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Plan, and any action required in furtherance hereof and thereof; and

                (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Plan or that would preclude fulfillment of a condition precedent under the Plan to the Company's or Intuit's or Merger Sub 2's obligation to consummate the Merger.

         Prior to the Expiration Date (as such term is defined in the Voting Agreement), at any meeting of the shareholders of the Company, however called, and in any action by written





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consent of shareholders of the Company without a meeting, the attorneys and proxies named above may, in their sole discretion, elect to abstain from voting on any matter covered by the foregoing subparagraphs (i) and (ii) above.

         The undersigned shareholder may vote the Shares on all other matters.

         This proxy shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares) and any obligation of the undersigned hereunder shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares) provided, however, that this proxy shall not be binding upon any transferee of any of the Shares and the obligations of the undersigned hereunder shall not be binding upon such transferee of any of the Shares to the extent that the transfer of such Shares is consummated prior to the thirty (30) day period immediately preceding the Effective Time.











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         This proxy shall terminate upon the Expiration Date.



Dated: October ____, 1999


                                       Name: ___________________________________

                                       By: _____________________________________

                                       Title (If Applicable):___________________

                                       Number of Shares of Company Common Stock
                                       Owned:_____________________





















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